Measures in the Argentine economy	12 Months Ended
Dec. 31, 2021
Measures in the Argentine economy
Measures In The Argentine Economy

22. Measures in the Argentine economy

Foreign exchange market

As from December 2019, the BCRA issued a series of communications whereby it extended indefinitely the regulations on Foreign Market and Foreign Exchange Market issued by BCRA that included regulations on exports, imports and previous authorization from BCRA to access the foreign exchange market to transfer profits and dividends abroad, as well as other restrictions on the operation in the foreign exchange market.

Particularly, as from September 16, 2020, Communication “A” 7106 established, among other measures referred to human persons, the need for refinancing the international financial indebtedness for those loans from the non-financial private sector with a creditor not being a related counterparty of the debtor expiring between October 15, 2020 and March 31, 2021. The affected legal entities were to submit before the Central Bank a refinancing plan under certain criteria: that the net amount for which the foreign exchange market was to be accessed in the original terms did not exceed 40% of the capital amount due for that period and that the remaining capital had been, as a minimum, refinanced with a new external indebtedness with an average life of 2 years. This point shall not be applicable when indebtedness is taken from international entities and official credit agencies, among others. On February 25, 2021, through Communication “A” 7230, BCRA broadened the regulation scope to all those debt installments higher than USD 2 million becoming due between April 1 and December 31, 2021. The effects of these regulations for the Company are described in Note 13.3.3. Moreover, on March 3, 2022, through Communication “A” 7466, BCRA broadened the regulation scope to all those debt installments higher than USD 2 million becoming due until December 31, 2022. This latest update had no effect on the Company´s loans.

On July 10, 2021, new measures issued by BCRA and CNV were released. These measures established additional restrictions to the operations in the foreign exchange market, which include the following:

–

The 90-day term established by Communication A “7030”, whereby to access the foreign exchange market an affidavit on the non-performance of certain type of investments purchase and sale operations in the preceding and following 90 days must be submitted, will apply not only to operations expressed as securities sale with foreign currency liquidation or as securities transferences to entities depositing abroad, but also to the securities in exchange of other foreign assets as from July 12, 2021.

–

The 90-day term will apply not only to the operations performed by the company accessing the foreign exchange market, but also in the case in which the company delivers Argentine Peso (“Ps.”) or liquidated local assets to a direct controlling shareholder as from July 12, 2021, except in those directly associated to usual operations of goods and/or services acquisition.

Income Tax

On June 16, 2021, the Argentine Executive Power passed Law No. 27,630, which established changes in the corporate income tax rate for the fiscal periods commencing as from January 1, 2021. Such law establishes payment of the tax based on a structure of staggered rates regarding the level of accumulated taxable net income. The scale consists of three segments: 25% up to an accumulated taxable net income of 5 million Ps.; 30% for the excess of such amount up to 50 million Ps.; and 35% for the excess of such amount. The estimated amounts in this scale will be annually adjusted as from January 1, 2022, considering the annual variation of the consumer price index provided by the INDEC corresponding to October of the year prior to the adjustment compared with the same month of the previous year.